UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): February 28, 2006

THE ALPINE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-02249

Delaware	22-1620387
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or Organization)

One Meadowlands Plaza
East Rutherford, New Jersey 07073
(Address of Principal Executive Offices, Including Zip Code)

(201) 549-4400
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17CFR240.13c-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Deloitte & Touche LLP (“Accountant”), the independent accountant currently engaged as the principal accountant to audit the 2005 consolidated financial statements of The Alpine Group, Inc. (“Registrant”) communicated to the audit committee of the board of directors of Registrant on February 28, 2006 that Accountant will decline to stand for reappointment after its completion of the current audit of Registrant’s 2005 consolidated financial statements.

Accountant’s reports on the consolidated financial statements of Registrant for the past two years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the inclusion of an explanatory paragraph relating to the adoption of the newly issued Statement of Financial Accounting Standard (SFAS) No. 145 and SFAS No. 146.

During Registrant’s two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding such declination of Accountant to stand for reappointment, there were no disagreements with Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Accountant, would have caused it to make reference to the subject matter of any such disagreement(s) in connection with its reports covering such periods.

During the Registrant’s two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period(s) preceding such declination of Accountant to stand for reappointment, there were no reportable events, except as follows:

During the interim period preceding such declination of Accountant to stand for reappointment, Accountant identified a material weakness relating to interim financial reporting relative to the classification of certain of its assets and discontinued operations in its interim condensed consolidated financial statements as of and for the nine months ended September 30, 2005.

Registrant has provided Accountant with a copy of this Current Report prior to the filing thereof with the United States Securities and Exchange Commission (the “Commission”) and requested Accountant to furnish Registrant with a letter addressed to the Commission stating whether Accountant agrees with the statements made by Registrant in this Current Report, and, if not, stating all respects in which it does not agree. Registrant has filed as Exhibit 10.1 hereto a copy of Accountant’s letter in response to such request.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
10.1	Letter of Deloitte and Touche LLP to the United States Securities and Exchange Commission dated March 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 6, 2006	THE ALPINE GROUP, INC.

	By:	/s/ David A. Owen
David A. Owen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Letter of Deloitte and Touche LLP to the United States Securities and Exchange Commission dated March 6, 2006.